Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Gregory C. Case
Gregory C. Case

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Lester B. Knight
Lester B. Knight

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Fulvio Conti
Fulvio Conti

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Cheryl A. Francis
Cheryl A. Francis

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ James W. Leng
James W. Leng

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ J. Michael Losh
J. Michael Losh

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Robert S. Morrison
Robert S. Morrison

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Richard B. Myers
Richard B. Myers

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Richard C. Notebaert
Richard C. Notebaert

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Gloria Santona
Gloria Santona

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, a public limited company incorporated under the laws of England and Wales (the “Company”), hereby severally constitutes and appoints Gregory C. Case, Christa Davies and Peter M. Lieb, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, preference shares, Class A Ordinary Shares, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the  undersigned and is intended to be and is hereby delivered on June 17, 2015.

Signed as a deed by:

/s/ Carolyn Y. Woo
Carolyn Y. Woo

In the presence of:

/s/ Matthew M. Rice
Signature of witness

Matthew M. Rice
Name of witness

200 East Randolph St.

Chicago, IL 60601
Address:

Attorney
Occupation: